EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
As Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with Amendment No. 1 to the Quarterly Report of China Industrial Waste Management, Inc. (the “Company”) on Form 10-QSB/A for the quarter ended March 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Dong Jinqing, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: January 30, 2008	By:	/s/ Dong Jinqing
Dong Jinqing
Chief Executive Officer and Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to China Industrial Waste Management Inc. and will be retained by China Industrial Waste Management Inc. and furnished to the Securities and Exchange Commission or its staff upon request.